Tidal Trust I N-CSRS

Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal Trust I, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal Trust Ifor the period ended May 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal Trust I for the stated period.

/s/ Eric W. Falkeis	/s/ Aaron J. Perkovich
Eric W. Falkeis President/Principal Executive Officer, Tidal Trust I	Aaron J. Perkovich Treasurer/Principal Financial Officer, Tidal Trust I

Dated: August 4, 2026	Dated: August 4, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust Ifor purposes of Section 18 of the Securities Exchange Act of 1934.